UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _______________________________

FORM 8-K

 _______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2019 (February 11, 2019)
 _______________________________

AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(212) 692-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
 _______________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

AG Mortgage Investment Trust, Inc. (the "Company") is disclosing certain preliminary results of operations for the year and quarter ended December 31, 2018 and book value and undepreciated book value as of December 31, 2018 and January 31, 2019.

Preliminary Results:

Although the Company's financial results for the year and quarter ended December 31, 2018 are not yet finalized, the Company estimates the following:

•	Net Loss Per Diluted Common Share for the year ended December 31, 2018 is estimated to be $(0.42). Net loss per diluted common share for the quarter ended December 31, 2018 is estimated to be $(1.45).

•
Core Earnings Per Diluted Common Share(1) for the year ended December 31, 2018 is estimated to be $2.08. Core Earnings per diluted common share for the quarter ended December 31, 2018 is estimated to be $0.47.

•	Book Value Per Common Share(2) is estimated to be $17.21 at December 31, 2018. The Company estimates that book value per common share increased approximately 2% through January 31, 2019(3).

◦
The decline in book value at December 31, 2018 from September 30, 2018 was driven primarily by the widening of the Agency MBS basis and a sharp decline in interest rates during the fourth quarter of 2018.

•
Undepreciated Book Value Per Common Share(2) is estimated to be $17.30 at December 31, 2018. The Company estimates that undepreciated book value per common share increased approximately 2% through January 31, 2019(3).

◦
The decline in undepreciated book value at December 31, 2018 from September 30, 2018 was driven primarily by the widening of the Agency MBS basis and a sharp decline in interest rates during the fourth quarter of 2018.

(1)
The Company modified its definition and calculation of Core Earnings during the fourth quarter of 2018. A reconciliation of estimated net loss per diluted common share to estimated Core Earnings per diluted common share for the year and quarter ended December 31, 2018, along with an explanation of this non-GAAP financial measure, is provided in the "Non-GAAP Financial Measures" section below.

(2)
Book value per common share is calculated as total equity less net proceeds of the Company's 8.25% Series A and 8.00% Series B Cumulative Redeemable Preferred Stock; divided by the total common shares issued and outstanding. Estimated book value and estimated undepreciated book value at December 31, 2018 are based on 28,743,527 common shares issued and outstanding as of such date. A reconciliation of estimated book value per share to estimated undepreciated book value per share at December 31, 2018 is provided in the "Non-GAAP Financial Measures" section below.

(3)
Estimated book value and estimated undepreciated book value per common share at January 31, 2019 have been reduced by $0.21 per share, the pro rata portion of the current quarter's common and preferred dividends per share (which for purposes of this calculation is assumed to be the same as the previous quarter).

The Company's closing procedures for the year and quarter ended December 31, 2018 and the month ended January 31, 2019 are not yet complete and, as a result, the financial information above reflects its preliminary estimates based on information currently available to management. Actual results may be materially different and are affected by the risk factors and uncertainties identified in this release and in the Company's annual and quarterly filings with the Securities and Exchange Commission. Further, these estimates are not a comprehensive statement of the Company's financial results as of and for the year and three months ended December 31, 2018 and the month ended January 31, 2019. Accordingly, you should not place undue reliance on this preliminary information. These estimates were prepared by the Company's management in connection with the preparation of its financial statements and are based upon a number of assumptions. Additional items that may require adjustments to the preliminary operating results may be identified and could result in material changes to the Company's estimated preliminary operating results. Estimates of operating results are inherently uncertain and the Company undertakes no obligation to update this information. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or provide any form of assurance with respect thereto.

Non-GAAP Financial Measures

The Company's preliminary estimates of Core Earnings per diluted share and undepreciated book value per share are both non-GAAP measures.

Core Earnings
During the three months ended December 31, 2018, the Company determined that it should modify its definition and calculation of “Core Earnings,” a non-GAAP financial measure, to exclude realized and unrealized changes in the fair value of Arc Home’s net mortgage servicing rights as well as realized and unrealized changes in the fair value of derivatives that are intended to offset changes in the fair value of those net mortgage servicing rights held at Arc Home, the Company's subsidiary licensed mortgage originator. The modification to the Company's definition and calculation of Core Earnings is consistent with its treatment of excluding realized and unrealized changes in the fair value of Excess MSRs held directly by the Company.

The Company calculates Core Earnings, a non-GAAP financial measure, as Net Income/(loss) available to common stockholders excluding (i) unrealized gains/(losses) on securities, loans, derivatives and other investments and realized gains/(losses) on the sale or termination of such investments, (ii) beginning with Q2 2018, as a policy change, any transaction related expenses incurred in connection with the acquisition or disposition of investments, (iii) beginning with Q3 2018, concurrent with a change in the Company's business, any depreciation or amortization expense related to the Company's single family rental (“SFR”) portfolio, (iv) beginning with Q3 2018, as a policy change, accrued deal related performance fees payable to Arc Home and third party operators to the extent the primary component of the accrual relates to items that are excluded from Core Earnings, such as unrealized and realized gains/(losses), and (v) beginning with Q4 2018 and applied retrospectively, as a policy change, realized and unrealized changes in the fair value of Arc Home's net mortgage servicing rights as well as realized and unrealized changes in the fair value of derivatives that are intended to offset changes in the fair value of those net mortgage servicing rights. Items (i) through (v) above include any amounts related to those items held in affiliated entities. Management considers the transaction related expenses referenced in (ii) above to be similar to realized losses incurred at acquisition or disposition and does not view them as being part of its core operations. Management views the exclusion described in (v) above to be consistent with how it calculates Core Earnings on the remainder of its portfolio. As defined, Core Earnings include the net interest income and other income earned on the Company's investments on a yield adjusted basis, including TBA dollar roll income, or any other investment activity that may earn or pay net interest or its economic equivalent. One of the Company's objectives is to generate net income from net interest margin on the portfolio, and management uses Core Earnings to help measure this objective. Management believes that this non-GAAP measure, when considered with its GAAP financial statements, provides supplemental information useful for investors as it enables them to evaluate the Company's current core performance using the same measure that management uses to operate the business. This metric, in conjunction with related GAAP measures, provides greater transparency into the information used by the Company's management team in its financial and operational decision-making.

A reconciliation of GAAP Net Income/(loss) available to common stockholders per diluted share to Core Earnings per diluted share for the year and quarter ended December 31, 2018 is set forth in the table below. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company urges investors to review this reconciliation and not to rely on any single financial measure to evaluate the Company's business.

	Year Ended December 31, 2018	Three Months Ended December 31, 2018
Net Income/(loss) available to common stockholders, per diluted share	$(0.42)	$(1.45)
Add (Deduct):
Net realized (gain)/loss	1.39	0.08
Dollar roll income	0.06	—
Equity in (earnings)/loss from affiliates	(0.55)	0.05
Net interest income and expenses from equity method investments (a)	0.23	0.04
Transaction related expenses and deal related performance fees (b)(c)	0.07	0.06
Property depreciation and amortization	0.08	0.06
Other income	(0.00)	(0.00)
Unrealized (gain)/loss on real estate securities and loans, net	0.74	(0.53)
Unrealized (gain)/loss on derivative and other instruments, net	0.48	2.16
Core Earnings, per diluted share	$2.08	$0.47

(a)
For the year and three months ended December 31, 2018, $0.02 and $(0.09) per diluted share, respectively, of realized and unrealized changes in the fair value of Arc Home's net mortgage servicing rights and corresponding derivatives were excluded from Core Earnings per diluted share as a result of the Company’s modification to the definition and calculation of Core Earnings in Q4 2018 described above. The $0.02 for the year ended December 31, 2018 was comprised of $0.05, $0.03, $0.03, and $(0.09) for the three months ended March 31, 2018, June 30, 2018, September 30, 2018, and December 31, 2018, respectively.

(b)	For the three months ended March 31, 2018, the above chart was not adjusted for transaction related expenses as they did not have a material impact on Core Earnings for the period.

(c)	For the six months ended June 30, 2018, the above chart was not adjusted for deal related performance fees as they did not have a material impact on Core Earnings for that period.

Undepreciated Book Value per Share
Undepreciated book value per share adds accumulated depreciation and amortization back to book value to present a book value that incorporates the Company’s single-family rental property portfolio at its undepreciated basis. This metric allows management to consider the investment portfolio exclusive of non-cash adjustments.

A reconciliation of book value per share to undepreciated book value per share at September 30, 2018 and December 31, 2018 is presented below:

	September 30, 2018	December 31, 2018
Book value per share	$19.16	$17.21
Add back: Accumulated depreciation and amortization	0.02	0.09
Undepreciated book value per share	$19.18	$17.30

Per share amounts for book value are calculated using all outstanding common shares in accordance with GAAP, including all shares granted to AG REIT Management, LLC, the Company’s external manager, and the Company’s independent directors under its equity incentive plans as of quarter-end. Book value is calculated using stockholders’ equity less net proceeds of the Company’s 8.25% Series A and 8.00% Series B Cumulative Redeemable Preferred Stock as the numerator. Per share amounts for Core Earnings are calculated using weighted average outstanding shares in accordance with GAAP.

Forward-Looking Statements

When used in this report or other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subjects, among others, may be forward-looking: our ability to accurately predict our preliminary estimates of Core Earnings per diluted common share for the year and three months ended December 31, 2018, our estimated book value and undepreciated book value per share at December 31, 2018, our estimated book value and undepreciated book value per share at January 31, 2019, our ability to recover any decline in book value, the performance of our investments, and our market outlook. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in interest rates, changes in default rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of our assets, general economic conditions, conditions in the market for Agency RMBS, Non-Agency RMBS, ABS and CMBS securities, Excess MSRs and loans, our ability to integrate newly acquired rental assets into the investment portfolio, our ability to predict and control costs, conditions in the real estate market, and legislative and regulatory changes that could adversely affect the business of the Company. Additional information concerning these and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and subsequent filings. All information in this current report on Form 8-K is as of February 11, 2019. The Company undertakes no duty to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2019                    AG MORTGAGE INVESTMENT TRUST, INC.

By:    /s/ Raul E. Moreno
Raul E. Moreno
General Counsel and Secretary